UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2015

The Phoenix Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One American Row, Hartford, CT	06102 -5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by The Phoenix Companies, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01	Entry into a Material Definitive Agreement

On September 28, 2015, Nassau Reinsurance Group Holdings, L.P., a Delaware limited partnership (“Nassau”), Davero Merger Sub Corp., a Delaware corporation and a direct wholly-owned subsidiary of Nassau (“Merger Sub”) and the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each share of common stock, par value $0.01 per share, of the Company that is issued and outstanding immediately prior to such effective time (excluding shares held by the Company in treasury, any shares held, directly or indirectly by Nassau, Merger Sub and any shares to be cancelled and any dissenting shares) will be converted into the right to receive $37.50 in cash (the “Merger Consideration”).

The board of directors of the Company and the general partner of Nassau have approved the Merger Agreement, and the board of directors of the Company has agreed to recommend that the Company’s stockholders adopt the Merger Agreement. The Company has agreed not to solicit acquisition proposals or, subject to certain exceptions, to enter into any negotiations in connection with alternative transactions. However, the board of directors of the Company may, subject to certain conditions, withdraw its recommendation in favor of adoption of the Merger Agreement, and Nassau may, subject to certain conditions, terminate the Merger Agreement if, in connection with receipt of a superior proposal or in connection with certain material events or material change in circumstances with respect to the Company, the board of directors determines in good faith that a failure to effect such a withdrawal of recommendation would be inconsistent with its fiduciary duties.

The Company and Nassau have made customary representations and warranties for companies in the insurance industry in the Merger Agreement. The Merger Agreement also contains customary covenants and agreements, including covenants and agreements relating to (i) the conduct of the Company’s business between the date of the signing of the Merger Agreement and the closing of the Merger, and (ii) the efforts of the parties to cause the Merger to be completed.

Pursuant to the Merger Agreement, the Company will solicit its bondholders to amend the indenture to replace its public filing obligations with reporting obligations more appropriate for a privately held company.

The consummation of the Merger is subject to certain closing conditions, including, among others, (i) the requisite approval of the Merger by the stockholders of the Company, (ii) the absence of any law or order that in effect makes illegal, prohibits, restrains or enjoins the consummation of the Merger, (iii) the termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iv) the receipt of the designated state insurance approvals, (v) the termination of the waiting period (and any extension thereof) applicable to the Merger under the Financial Industry Regulatory Authority rules and regulations, (vi) subject to specified materiality standards, the accuracy of the representations and warranties of the other party, (vi) compliance by the other party in all material respects with its covenants, (vii) there having been no “Material Adverse Effect” (as defined in the Merger Agreement), (viii) the Company maintaining its status as a “current filer” with the SEC, (ix) there being no defaults under the Company’s indenture for its outstanding bonds, and (x) the execution and delivery of amendments to certain agreements of the Company.

It is a condition to Nassau’s obligation to close that the regulatory conditions to closing can be satisfied without the imposition of a “Burdensome Condition,” which is generally defined as any requirement by any governmental entity that any of Nassau, its sponsor, Golden Gate Capital Opportunities Fund, L.P. (“Golden Gate”), Merger Sub, the Company or any of their respective affiliates (A) make certain divestitures or (B) agree to take any other action or agree to any limitation or restriction on or changes in the business, operations or assets of Nassau or the Company or any of their respective affiliates that, individually or in the aggregate, are materially adverse to the combined businesses of Nassau, the Company and their respective subsidiaries, taken as a whole, following the Closing, or to Golden Gate, subject to certain specified exceptions, including exceptions relating to capital commitments, investments, dividends and certain minimum levels of employment.

The Merger Agreement contains certain termination rights by either the Company or Nassau, including (i) by mutual consent of the parties, (ii) if any court or governmental entity has issued a final, nonappealable order restraining, enjoining or otherwise prohibiting the Merger, (iii) if the Merger is not consummated by June 28, 2016 (as such time may be extended, the “Termination Date”), (iv) if the required approval of the Company’s stockholders is not obtained or (v) if the other party breaches its representations, warranties or covenants and such breach would cause the failure of a corresponding closing condition to be satisfied by the Termination Date. In addition, in certain circumstances, Nassau may terminate the Merger Agreement if (a) the board of directors of the Company exercises its right to change its recommendation of the Merger or (b) following the receipt of an acquisition proposal, the board of directors does not publicly reaffirm its recommendation of the Merger upon request (collectively, the “Parent Termination Rights”).

The Company may be required under certain circumstances to pay Nassau a termination fee equal to $10.3 million or reimburse Nassau for out-of-pocket expenses of up to $2 million (if the expense reimbursement is made, it will reduce any subsequent termination fee if that were also to become payable).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been included as an exhibit to this Current Report on Form 8-K to provide investors and stockholders with information regarding its terms. The Merger Agreement is not intended to provide any other factual information about the Company. The Merger Agreement contains representations and warranties of each of Nassau and Merger Sub, on the one hand, and the Company, on the other hand, made solely for the benefit of the other. The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Nassau and Merger Sub, on the one hand, and the Company, on the other hand. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, and subsequent information may not be fully reflected in the Company’s public disclosures.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 28, 2015, the board of directors of the Company amended the Company’s Bylaws (the “Amended and Restated Bylaws”) by adding a new Article IX that provides that, unless the Company consents in writing to the selection of an alternative forum, to the fullest extent permitted by applicable law, the sole and exclusive forum for any “internal corporate claims” within the meaning of the Delaware General Corporation Law, as well as (ii)(a) any derivative action, suit or proceeding brought on behalf of the Company, (b) any action, suit or proceeding asserting a claim for breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (c) any action, suit or proceeding asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Certificate of Incorporation of the Company or the Amended and Restated Bylaws or (d) any action, suit or proceeding asserting a claim governed by the internal affairs doctrine, shall be the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware, or, if the Superior Court of the State of Delaware does not have jurisdiction, the United States District Court for the District of Delaware.

A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits (d) Exhibits

The exhibits listed below are being filed with this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 28, 2015, among Nassau Reinsurance Group Holdings, L.P., Davero Merger Sub Corp. and The Phoenix Companies, Inc.

3.1	Amended and Restated Bylaws of The Phoenix Companies, Inc., adopted September 28, 2015.

FORWARD LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to, or representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of restatements of financial statements and the failure by Phoenix and its wholly owned subsidiary, PHL Variable Insurance Company, to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and Phoenix’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon.  Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance.  Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements.  Our ability to maintain a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.”  You are urged to carefully consider all such factors.  Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this news release are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this announcement.  Except as required by law, we do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this news release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this news release, such statements or disclosures will be deemed to modify or supersede such statements in this news release.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of The Phoenix Companies, Inc. by Nassau Reinsurance Group Holdings, L.P.

In connection with this proposed acquisition, Phoenix may file one or more proxy statements or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document Phoenix may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PHOENIX ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Phoenix. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Phoenix through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Phoenix will be available free of charge on Phoenix’s internet website at http://www.phoenixwm.com or by contacting Phoenix’s Investor Relations Director by email at pnx.ir@phoenixwm.com or by phone at 860-403-7100.

Participants in Solicitation
Phoenix, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger will be set forth in the proxy statement if and when it is filed with the SEC. Information about the directors and executive officers of Phoenix is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 31, 2015, its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 2, 2015, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 which was filed with the SEC on August 10, 2015 and its Current Reports on Form 8-K, which were filed with the SEC on August 10, 2015, August 11, 2015, and September 29, 2015.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

The Phoenix Companies, Inc.
One American Row
PO Box 5056 Hartford, CT 06102-5056
Tel. 860-403-7100
www.phoenixwm.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: September 30, 2015	By:	/s/ Bonnie J. Malley
Name: Bonnie J. Malley
Title: Executive Vice President, Chief Financial Officer